UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2017 (April 27, 2017)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 27, 2017, the Company, held its 2017 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 773,016,469 shares of Common Stock. 748,089,925 shares, constituting approximately 96.78 % of the total outstanding shares eligible to vote at the meeting, were present in person or by proxy.  The stockholders were asked to take the following actions:

1.               To elect our ten directors, who will serve until the 2018 annual meeting.

2.               To approve the extension of the Directors’ Stock Award Plan.

3.               To ratify the selection by the Audit Committee of the Board of Directors of Galaz, Yamazaki, Ruiz Urquiza S.C., a member   firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2017.

4.     To approve, by non-binding advisory vote, our executive compensation.

5.               To recommend, by non-binding advisory vote, the frequency of future stockholders’ advisory votes on executivecompensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	692,488,734	13,060,319	42,540,871
Oscar González Rocha	689,572,433	15,976,620	42,540,871
Emilio Carrillo Gamboa	686,855,530	18,693,523	42,540,871
Alfredo Casar Pérez	695,788,571	9,760,482	42,540,871
Enrique Castillo Sánchez Mejorada	698,280,720	7,268,333	42,540,871
Xavier García de Quevedo Topete	692,471,114	13,077,939	42,540,871
Daniel Muñiz Quintanilla	697,275,747	8,273,306	42,540,871
Luis Miguel Palomino Bonilla	703,250,769	2,298,284	42,540,871
Gilberto Perezalonso Cifuentes	704,204,339	1,344,714	42,540,871
Carlos Ruiz Sacristán	703,268,278	2,280,775	42,540,871

PROPOSAL 2                APPROVAL OF THE EXTENSION OF THE DIRECTORS’ STOCK AWARD PLAN

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non- Votes
704,265,860	939,071	344,122	42,540,871

PROPOSAL 3 — APPROVAL OF THE APPOINTMENT OF SCC’s INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
747,357,849	539,526	192,550	N/A

PROPOSAL 4 — APPROVAL, BY NON-BINDING VOTE, OF SCC’s EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non- Votes
703,730,493	1,593,381	225,179	42,540,871

PROPOSAL 5 —RECOMMENDATION OF THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVECOMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
698,372,913	194,226	6,790,568	191,346	42,540,871

In accordance with the voting results for Proposal Number 5, the Company determined that the non-binding advisory vote to approve the compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date: April 28, 2017